Other Receivables, Net	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
(4)	Other Receivables, net

Other receivables, net are analyzed as follows:

	As of December 31,
	2018	2019
	RMB	RMB
Advances to staff (i)	10,036	9,578
Advances to entrepreneurial agents (ii)	1,362	3,523
Advances to a third party channel vendor (iii)	8,400	13,575
Rental deposits	12,580	14,333
Amount due from a third party (iv)	19,463	6,830
Amount due from payment platform	7,082	9,926
Other (v)	27,227	3,805
	86,150	61,570

(i)	This represented advances to staff of the Group for daily business operations which are unsecured, interest-free and repayable on demand.

(ii)	This represented advances to entrepreneurial agents who provide services to the Group. The advances are used by agents to develop business. The advances were unsecured, interest-free and repayable on demand.

(iii)	This represented advances to a third-party channel vendor, which are unsecured, interest-free and repayable on demand.

(iv)	This represented the residual balance of uncollected cash consideration related to the disposal of P&C business. In 2019, the Group collected the full amount of the cash consideration. The balance of RMB6,830 as of December 31, 2019 represents the amount receivable from Cheche as a result of conversion of loan receivable, which is due in October 2020. See Note 3(e) for details.

(v)	This represented other miscellaneous receivables, receivable related to disposal of a subsidiary, advance payments to designated governmental authorities on behalf of our employees regarding statutory employee benefits and other deposits, etc. In August 2017, the Group disposed of the equity interests in Baosikang Information Technology (shenzhen) Co., Ltd. to a third party for a total cash consideration of RMB7,557 (US$1,099), of which nil and RMB7,557 was collected as of December 31, 2018 and 2019, respectively.